                                                                  EXHIBIT 4.1


                                                                Execution Copy

NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.


                    VOID AFTER 5:00 P.M. ON DECEMBER 31, 2013

                           AMERICAN VANTAGE COMPANIES
                               WARRANT CERTIFICATE

                           200,000 COMMON STOCK PURCHASE WARRANTS

Warrant Certificate No. A-1                                   December 31, 2003

         THIS IS TO CERTIFY THAT, for value received, Enigma Media, Inc. ("WARRANTHOLDER") is the registered owner of the number of Common Stock Purchase Warrants (each, a "WARRANT") set forth above, each Warrant entitling the owner thereof to purchase from American Vantage Companies, a Nevada corporation (the "COMPANY"), one duly authorized, validly issued, fully paid and non-assessable share (each, a "WARRANT SHARE") of common stock, par value $0.01 per share ("COMMON STOCK"), of the Company, at a purchase price of Five Dollars ($5.00) per Warrant Share (the "PURCHASE PRICE"), at any time on or after November 1, 2004 (the "COMMENCEMENT DATE") and terminating at 5:00 p.m., New York City time, on December 31, 2013 (the "EXPIRATION DATE"), all subject to the terms and conditions contained in this Warrant Certificate. The number of Warrants evidenced by this Warrant Certificate (and the number and kind of securities which may be purchased upon exercise hereof) set forth above, and the Purchase Price per share set forth above, are as of the date hereof. As provided herein, the Purchase Price and the number of shares of Common Stock or other securities which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment.

         This Warrant Certificate, together with any warrant certificate(s) issued in replacement or substitution hereof (as provided for in this Warrant Certificate) evidencing all or part of the Warrants evidenced hereby, are sometimes collectively referred to herein as the "WARRANT CERTIFICATES." The Warrants evidenced by this Warrant Certificate were issued in connection with that certain Asset Purchase Agreement, dated as of the date hereof, by and among American Vantage Media Corporation, a wholly-owned subsidiary of the Company, Enigma Media, Inc. and the Company (the "PURCHASE AGREEMENT"). This Warrant may be terminated prior to the Commencement Date in accordance with the provisions of Section 11 of the Purchase Agreement.

         The rights of the Warrantholder of this Warrant Certificate shall be subject to the following further terms and conditions:

1.       EXERCISE OF WARRANTS.

         (a) The Warrants may be exercised, in whole or in part, at any time and from time to time, during the period commencing on the Commencement Date and terminating on the Expiration Date, by surrendering this Warrant Certificate, with the form of exercise notice provided for herein, duly executed by the Warrantholder or by the Warrantholder's duly authorized attorney-in-fact, at the principal office of the Company, presently located at 4735 South Durango Drive, Suite 105, Las Vegas, Nevada 89147, or at such other office or agency in the United States as the Company may designate by notice in writing to the Warrantholder (in either event, the "COMPANY OFFICES"), accompanied by payment in full, in the form of cash, bank cashier's check or certified check payable to the order of the Company, of the Purchase Price payable in respect of the Warrants being exercised. If fewer than all of the Warrants are exercised, the Company shall, upon each exercise prior to the Expiration Date, execute and deliver to the Warrantholder a new Warrant Certificate (dated as of the date hereof) evidencing the balance of the Warrants that remain exercisable.

         (b) On the day immediately following the date of a valid exercise of any Warrants, the Warrantholder exercising same shall be deemed to have become the holder of record for all purposes of the Warrant Shares to which such valid exercise relates.

         (c) As soon as practicable, but not in excess of ten days, after the exercise of all or part of the Warrants evidenced by this Warrant Certificate, the Company, at its expense (including the payment by it of any applicable issue taxes), will cause to be issued in the name of and delivered to the Warrantholder a certificate or certificates evidencing the number of duly authorized, validly issued, fully paid and non-assessable Warrant Shares to which the Warrantholder shall be entitled upon such exercise.

         (d) No certificates for fractional Warrant Shares shall be issued upon the exercise of any of the Warrants but, in lieu thereof, the Company shall, upon exercise of all the Warrants, round up any fractional Warrant Share to the nearest whole share of Common Stock.

2. ISSUANCE OF COMMON STOCK; RESERVATION OF SHARES. The Company covenants and agrees that:

         (a) all Warrant Shares which may be issued upon the exercise of all or part of the Warrants will, upon issuance in accordance with the terms hereof, be validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issue thereof;

         (b) at all times prior to the Expiration Date, the Company shall keep reserved for issuance a sufficient number of authorized shares of Common Stock to permit the exercise in full of the Warrants evidenced by this Warrant Certificate; and

         (c) if any shares of Common Stock to be reserved for the purpose of the issuance of Warrant Shares upon the exercise of Warrants require registration with, or approval of, any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company will promptly use its best efforts to effect such registration or obtain such approval, as the case may be.

3. ADJUSTMENTS OF PURCHASE PRICE, NUMBER AND CHARACTER OF WARRANT SHARES, AND NUMBER OF WARRANTS. The Purchase Price and the number and kind of securities purchasable upon the exercise of each Warrant shall be subject to adjustment from time to time upon the happening of the events enumerated in this Section 3.

         (a) Stock Dividends, Subdivisions and Combinations. In the event the Company shall, at any time on or before the Expiration Date, (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock or such other stock to holders of all its outstanding shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, (iii) combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue by reclassification of its shares of Common Stock other securities of the Company (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number and kind of Warrant Shares purchasable upon exercise of each Warrant outstanding immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which the Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above had such Warrant been exercised in full immediately prior to the earlier of the happening of such event or any record date in respect thereto. In the event of any adjustment of the number of Warrant Shares purchasable upon the exercise of each then outstanding Warrants pursuant to this Paragraph 3(a), the Purchase Price shall be adjusted to be the amount resulting from dividing the number of shares of Common Stock (including fractional shares of Common Stock) covered by such Warrant immediately after such adjustment into the total amount payable upon exercise of such Warrant in full immediately prior to such adjustment. An adjustment made pursuant to this Paragraph 3(a) shall become effective immediately after the effective date of such event retroactive to the record date for any such event. Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) Notice of Adjustments. Whenever the Purchase Price shall be adjusted pursuant to this Section 3, the Company shall promptly deliver a certificate signed by the President or a Vice President and by the Chief Financial Officer, Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors of the Company made any determination hereunder), by first class mail postage prepaid to each Warrantholder.

         (c) Adjustments to Other Securities. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Warrantholder shall become entitled to purchase any shares or securities of the Company other than the shares of Common Stock, thereafter the number of such other shares or securities so purchasable upon exercise of each Warrant and the purchase price for such shares or securities shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as possible to the provisions with respect to the shares of Common Stock contained in Paragraph 3(a) hereof.

4. DEFINITION OF COMMON STOCK. The Common Stock issuable upon exercise of the Warrants shall be the Common Stock as constituted on the date hereof except as otherwise provided in Section 3.

5. REPLACEMENT OF SECURITIES. If this Warrant Certificate shall be lost, stolen, mutilated or destroyed, the Company shall, on such terms as to indemnity or otherwise as the Company may in its discretion reasonably impose, issue a new certificate of like tenor or date representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder. Any such new certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone.

6. REGISTRATION. This Warrant Certificate, as well as all other warrant certificates representing Warrants shall be numbered and shall be registered in a register (the "WARRANT REGISTER") maintained at the Company Offices as they are issued. The Warrant Register shall list the name, address and Social Security or other Federal Identification Number, if any, of all Warrantholders. The Company shall be entitled to treat the Warrantholder as set forth in the Warrant Register as the owner in fact of the Warrants as set forth therein for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrants on the part of any other person, and shall not be liable for any registration of transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer, or with such knowledge of such facts that its participation therein amounts to bad faith.

7. TRANSFER.

         (a) Restriction on Transfer. NEITHER THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE NOR THE SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH WARRANTS HAVE BEEN ACQUIRED, AND ANY SHARES OF COMMON STOCK OR ANY OTHER SECURITIES ISSUABLE UPON EXERCISE OF SUCH WARRANTS ARE REQUIRED TO BE ACQUIRED, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH WARRANTS AND/OR SUCH SHARES OR OTHER SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER OF SUCH WARRANTS AND SUCH SHARES OR OTHER SECURITIES TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND SUCH STATE SECURITIES LAWS.

         (b) Rights to Assign. Anything in Paragraph 7(a) to the contrary notwithstanding, this Warrant may be transferred or assigned to (i) one or more stockholders of the Warrantholder that is an "Accredited Investor" under the Securities Act or (ii) any affiliate (within the meaning of the Securities Act) of any such stockholder, which affiliate is an Accredited Investor, in each case without an opinion of counsel to the Warrantholder, but subject to the Company's receipt of such documentation of the transferee being an Accredited Investor and such other documentation as the Company may reasonably require. The term "Warrantholder" as used herein shall include any transferee to whom this Warrant has been transferred in accordance with this Paragraph 7(b). The Warrantholder shall transfer or assign the Warrants by surrendering this Warrant Certificate, with the Assignment Form, substantially in the form provided herein, completed and duly executed by the Warrantholder or by the Warrantholder's duly authorized attorney-in-fact, at the Company Offices. The Company shall execute and deliver a new Warrant Certificate in the name of the assignee or assignees set forth in the Assignment Form and this Warrant Certificate shall promptly be canceled. If fewer than all of the Warrants are assigned, the Company shall execute and deliver to the Warrantholder a new Warrant Certificate (dated as of the date hereof) evidencing the balance of the Warrants that remain exercisable by the Warrantholder.

8. EXCHANGE OF WARRANT CERTIFICATES. This Warrant Certificate may be exchanged for two or more certificates entitling the Warrantholder to purchase a like aggregate number of Warrant Shares as this Warrant Certificate entitles the Warrantholder to purchase. A Warrantholder desiring to so exchange this Warrant Certificate shall make such request in writing delivered to the Company, and shall surrender this Warrant Certificate therewith. Thereupon, the Company shall execute and deliver to the person entitled thereto a new certificate or certificates, as the case may be, as so requested.

9. NOTICES. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered in person, against written receipt therefor, or two days after being sent, by registered or certified mail, postage prepaid, return receipt requested, and, if to the Warrantholder, at such address as is shown on the Warrant Register or as may otherwise may have been furnished to the Company in writing in accordance with this Section 9 by the Warrantholder and, if to the Company, at the Company Offices or such other address as the Company shall give notice thereof to the Warrantholder in accordance with this
Section 9.

10.      REGISTRATION RIGHTS.

         (a) Defined Terms. As used in this Section 10, terms defined elsewhere herein shall have their assigned meanings and each of the following terms shall have the following meanings (such definitions to be applicable to both the plural and singular of the terms defined):

                  (i) Registerable Securities. The term "REGISTERABLE SECURITIES" shall mean (A) with respect to a registration statement to be filed under Subparagraph 10(b), any of the Warrant Shares which shall have been issued as a result of the exercise of any of the Warrants by the Warrantholder at any time prior to the second trading day after a registration statement filed pursuant to Subparagraph 10(b) shall have been declared effective and (B) with respect to a registration statement filed under Subparagraph 10(c), any of the Warrant Shares which shall have been issued as a result of the exercise of any of the Warrants by the Warrantholder at any time prior to the Company's receipt of the Rightsholder Piggyback Notice delivered pursuant to Subparagraph 10(c)(i), and in each case, any shares of Common Stock or other securities received in connection with any stock split, stock dividend, merger, reorganization, recapitalization, reclassification or other distribution paid or issued pursuant to such Warrant Shares. For the purposes of this Section 10, securities will cease to be Registerable Securities when (A) a registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT") covering such Registerable Securities has been declared effective, (B) such Registerable Securities are distributed to the public pursuant to the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, including, without limitation, Rules 144 and 144A promulgated under the Securities Act or (C) such Registerable Securities have been otherwise transferred and the Company, in accordance with applicable law and regulations, has delivered new certificates or other evidences of ownership for such securities which are not subject to any stop transfer order or other restriction on transfer.

                  (ii) Rightsholder. The term "RIGHTSHOLDER" shall include the Warrantholder, all successors and assigns of the Warrantholder and all transferees of Registerable Securities where such transfer affirmatively includes the transfer and assignment of the rights of the transferor-Warrantholder under this Warrant Certificate with respect to the transferred Registerable Securities and such transferee has agreed in writing to assume all of the transferor-Warrantholder's agreements, obligations and liabilities under this Section 10 with respect to the transferred Registerable Securities.

                  (iii) Interpretations of Terms. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Section 10 shall refer to this Section 10 as a whole and not to any particular provision of this Section 10, and subsection, paragraph, clause, schedule and exhibit references are to this Section 10 unless otherwise specified.

                  (b) Demand Registration.

                  (i) Initial Right to Demand. Subject to Subparagraphs 10(b)(iii), 10(b)(iv) and 10(b)(v) hereof, at any time on or after the Commencement Date, Rightsholders holding Registerable Securities constituting at least 250,000 Warrant Shares (including any securities issued pursuant to Section 3) issuable pursuant to the exercise of the Warrants delivered pursuant to the Purchase Agreement, may make a written request (an "INITIAL DEMAND REQUEST") to the Company for registration under the Securities Act of all of their Registerable Securities (the "INITIAL DEMAND REGISTRATION"). Within ten days after receipt of an Initial Demand Request, the Company shall deliver a written notice (the "COMPANY DEMAND NOTICE") of such Initial Demand Request to all other Rightsholders. The Company will include in such Initial Demand Registration all Registerable Securities with respect to which the Company has been given written requests (each, "TAG-ALONG REQUEST") for inclusion therein within 20 days after the giving of the Company Demand Notice. The Initial Demand Request shall be required to specify the aggregate number of the Registerable Securities to be included in the Initial Demand Registration, the number of Registerable Securities to be registered for each of the Rightsholders and the intended method(s) of disposition thereof, including whether or not such Initial Demand Registration or portion thereof is to relate to an underwritten offering, the name of the managing underwriter(s), if any, and the terms of any such underwriting. Each and every Tag-Along Request shall be required to specify the amount of Registerable Securities to be registered in the Initial Demand Registration and the intended method(s) of disposition thereof, including whether or not the Registerable Securities subject to such Tag-Along Request or portion thereof is to relate to an underwritten offering, the name of the managing underwriter(s), if any, and the terms of any such underwriting.

                  (ii) Subsequent Rights to Demand. Subject to Subparagraphs 10(b)(iii), 10(b)(iv) and 10(b)(v) hereof, at any time after the effective date of any registration statement filed pursuant to an Initial Demand Request or the first Subsequent Demand Request under this Subparagraph 10(b)(ii), Rightsholders holding Registerable Securities constituting at least 100,000 Warrant Shares (including any securities issued pursuant to Section 3) issuable pursuant to the exercise of the Warrants delivered pursuant to the Purchase Agreement may make a written request (a "SUBSEQUENT DEMAND REQUEST") to the Company for registration under the Securities Act of all of their Registerable Securities (a "SUBSEQUENT DEMAND Registration"); provided, however, that the Company shall not be required to effect more than two Subsequent Demand Registrations. With respect to each Subsequent Demand Request, the Company shall deliver a Company Demand Notice to each other Rightsholder and shall include in the Subsequent Demand Registration all Registerable Securities held by each such Rightsholder who has given a Tag-Along Request in the same manner and under the same terms and conditions as provided in Subparagraph 10(b)(i) for the Initial Demand Registration.

                  (iii) Demand Registration on Form S-3. Subject to the provisions of Subparagraphs 10(b)(i), 10(b)(ii), 10(b)(iv) and 10(b)(v) hereof, the Company shall prepare, and as soon as practicable, but in no event later than 60 days after the Company's receipt of an Initial Demand Request or Subsequent Demand Request(s), file with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 covering the resale of the Registerable Securities requested to be included therein; provided, however, that the Company shall not be obligated to effect an Initial Demand Registration or Subsequent Demand Registrations at any time if the Company is not then eligible to use Form S-3 for registration of the Registerable Securities hereunder. The Company represents to the Warrantholder that it is presently eligible to file a registration statement on Form S-3 covering the resale of the Registrable Securities and agrees that it will use its reasonable efforts to maintain such eligibility.

                  (iv) Registration Expenses; Effective Demand Registration. Subject to the provisions of Subparagraphs 10(b)(i), 10(b)(ii), 10(b)(iii) and 10(b)(v) hereof, the Registration Expenses (as defined in Paragraph 10(e) hereof) incurred by the Company in connection with
         (A) an Initial Demand Registration shall be borne by the Company, but the Company shall not be responsible for the payment of any underwriter's discount, commission or selling concession in connection with any of the Registerable Securities and (B) a Subsequent Demand Registration shall be borne by the Rightsholders whose Registerable Securities are included in such Subsequent Demand Registration, allocable to each Rightsholder's Registerable Securities included therein. The Company shall not be deemed to have effected an Initial Demand Registration or Subsequent Demand Registration unless and until such Initial Demand Registration or Subsequent Demand Registration is declared effective

                  (v) Priority on Demand Registrations.

                  (A) Whenever the Company shall effect an Initial Demand Registration or a Subsequent Demand Registration (collectively, a "DEMAND REGISTRATION") in connection with an underwritten offering by one or more Rightsholders, no other securities, including other Registerable Securities, shall be included in such Demand Registration, unless (x) the managing underwriter(s) with respect to such Demand Registration shall have advised the Company and each Rightsholder whose Registerable Securities were included in the Initial Demand Request or Subsequent Demand Request(s) (collectively, the "DEMAND REQUEST"), in writing, that the inclusion of such other securities would not adversely affect such underwritten offering or (y) each of the Rightsholders shall each have consented in writing to the inclusion of such other securities. In the event of such written advice of the managing underwriter(s) or unanimous consent of such Rightsholders, the Company will include in such Demand Registration securities in the following order of priority until the maximum number of securities included in the written advice of the managing underwriter(s) or unanimous consent of such Rightsholders shall be reached: (1) first, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities included in the Demand Request which are subject to the underwritten offering, (2) second, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities of the Rightsholders who have given a Tag-Along Request with respect to such Demand Registration where the method of distribution shall be pursuant to an underwritten offering, (3) third, pro rata (based upon the amount of Registerable Securities) among all other Registerable Securities included in the Demand Request and Tag-Along Request(s) and (4) fourth, pro rata (based upon the amount of securities owned which carry registration rights) among all other securities to which the Company has granted registration rights and for which a request for inclusion in the Demand Registration shall have been made.

                  (B) Whenever the Company shall effect a Demand Registration in connection with an offering of Registerable Securities of Rightsholders for which the intended method(s) of distribution shall not include an underwritten offering, and the Rightsholders of a majority of the Registerable Securities which were subject to the Demand Request shall advise the Company in writing that, in the opinion of such Rightsholders, the number of securities proposed to be sold in such Demand Registration would adversely affect such offering and the Board of Directors of the Company concurs with such conclusion, the Company will include in such Demand Registration securities in the following order of priority until the maximum number of securities included in the written advice of such Rightsholders shall be reached: (1) first, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities included in the Demand Request, (2) second, pro rata (based upon the amount of Registerable Securities) among the Registerable Securities of the Rightsholders who have given a Tag-Along Request with respect to such Demand Registration where the method of distribution shall be pursuant to an underwritten offering, (3) third, pro rata (based upon the amount of Registerable Securities) among all other Registerable Securities included in the Demand Request and Tag-Along Request(s) and (4) fourth, pro rata (based upon the amount of securities owned which carry registration rights) among all other securities to which the Company has granted registration rights and for which a request for inclusion in the Demand Registration shall have been made.

                  (vi) Delay in Effecting Demand Registration. Notwithstanding anything in the foregoing to the contrary, the Company shall not be obligated to effect a Demand Registration at any time when the Company, in the good faith judgment of the Board of Directors of the Company made no later than 30 days after the giving of the Demand Request with respect to such Demand Registration, reasonably believes that the filing thereof at the time requested, or the offering of securities pursuant thereto, would be materially detrimental to the interests of the Company or the Company's stockholders. The effectuation of a Demand Registration cannot be suspended, pursuant to the provisions of the preceding sentence, on more than one occasion in any twelve-month period or for more than 90 days after the date of the Board's determination referenced in the preceding sentence.

                  (vii) Approval of Underwriter by the Company. If the Demand Registration is to involve an underwritten offering, the managing underwriter(s) and each selling agent selected by those Rightsholders participating in each such underwritten offering shall be subject to the written approval of the Company, which approval may not be unreasonably withheld or delayed.

                  (c) Piggy-Back Registration.

                  (i) Right to Piggy-Back. If, at any time on or after the Commencement Date, the Company proposes to file a registration statement under the Securities Act with respect to an offering by the Company or any other party of any class of equity security similar to any Registerable Securities (other than a registration statement on Form S-4 or S-8 or any successor form or a registration statement filed solely in connection with an exchange offer, a business combination transaction or an offering of securities solely to the existing stockholders or employees of the Company), then the Company, on each such occasion, shall give written notice (each, a "COMPANY PIGGY-BACK NOTICE") of such proposed filing to all of the Rightsholders owning Registerable Securities at least fifteen days before the anticipated filing date of such registration statement, and such Company Piggy-Back Notice also shall be required to offer to such Rightsholders the opportunity to register such aggregate number of Registerable Securities as each such Rightsholder may request. Each such Rightsholder shall have the right, exercisable for the five days immediately following the giving of a Company Piggy-Back Notice, to request, by written notice (each, a "RIGHTSHOLDER PIGGY-BACK NOTICE") to the Company, the inclusion of all or any portion of the Registerable Securities of such Rightsholder in such registration statement. The Company shall use reasonable efforts to cause the managing underwriter(s) of a proposed underwritten offering to permit the inclusion of the Registerable Securities which were the subject of all Rightsholder Piggy-Back Notices in such underwritten offering on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding anything to the contrary contained in this Subparagraph 10(c)(i), if the managing underwriter(s) of such underwritten offering or any proposed underwritten offering delivers a written opinion to the Rightsholders of Registerable Securities which were the subject of all Rightsholder Piggy-Back Notices that the total amount and kind of securities which they, the Company and any other person intend to include in such offering is such as to materially and adversely affect the success of such offering, then the amount of securities to be offered for the accounts of such Rightsholders shall be eliminated or reduced pro rata (based on the amount of securities owned by such Rightsholders which carry registration rights) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter(s) in the managing underwriter's written opinion.

                  (ii) Number of Piggy-Back Registrations; Registration Expenses. The obligations of the Company under this Paragraph 10(c) shall be unlimited with respect to each Rightsholder, provided, that no Demand Registration has been declared effective. Subject to the provisions of Paragraph 10(e) hereof, the Company will pay all Registration Expenses in connection with any registration of Registerable Securities effected pursuant to this Paragraph 10(c), but the Company shall not be responsible for the payment of any underwriter's discount, commission or selling concession in connection therewith.

                  (iii) Withdrawal or Suspension of Registration Statement. Notwithstanding anything contained to the contrary in this Paragraph 10(c), the Company shall have the absolute right, whether before or after the giving of a Company Piggy-Back Notice or Rightsholder Piggy-Back Notice, to determine not to file a registration statement to which the Rightsholders shall have the right to include their Registerable Securities therein pursuant to this Paragraph 10(c), to withdraw such registration statement or to delay or suspend pursuing the effectiveness of such registration statement. In the event of such a determination after the giving of a Company Piggy-Back Notice, the Company shall give notice of such determination to all Rightsholders and, thereupon, (A) in the case of a determination not to register or to withdraw such registration statement, the Company shall be relieved of its obligation under this Paragraph 10(c) to register any of the Registerable Securities in connection with such registration and (B) in the case of a determination to delay the registration, the Company shall be permitted to delay or suspend the registration of Registerable Securities pursuant to this Paragraph 10(c) for the same period as the delay in the registration of such other securities. No registration effected under this Paragraph 10(c) shall relieve the Company of its obligation to effect any registration upon demand granted to a Rightsholder pursuant to Paragraph 10(b) hereof.

                  (d) Registration Procedures.

                  (i) Obligations of the Company. The Company will, in connection with any registration pursuant to Paragraphs 10(b) and 10(c) hereof, as expeditiously as practicable:

                           (A) prepare, and as soon as practicable, but in any
                  event not later than 60 days of the Company's receipt of the Demand Request in the case of a Demand Registration pursuant to Paragraph 10(b), file with the Commission a registration statement under the Securities Act on the appropriate form or on Form S-3 in the case of a Demand Registration, which shall be available for the sale of all Registerable Securities in accordance with the intended method(s) of distribution thereof set forth in all applicable requests or notices of Rightsholders, and use the Company's commercially reasonable best efforts to cause such registration statement to become effective as soon thereafter as reasonably practicable; provided, that, at least five business days before filing with the Commission of such registration statement, the Company shall furnish to each Rightsholder whose Registerable Securities are included therein draft copies of such registration statement, including all exhibits thereto and documents incorporated by reference therein, and, upon the reasonable request of any such Rightsholder, shall continue to provide drafts of such registration statement until filed, and, after such filing, the Company shall, as diligently as practicable, provide to each such Rightsholder such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), all exhibits thereto and documents incorporated by reference therein and such other documents as such Rightsholder may reasonably request in order to facilitate the disposition of the Registerable Securities owned by such Rightsholder and included in such registration statement; provided, further, the Company shall modify or amend the registration statement as it relates to such Rightsholder as reasonably requested by such Rightsholder on a timely basis, and shall reasonably consider other changes to the registration statement (but not including any exhibit or document incorporated therein by reference) reasonably requested by such Rightsholder on a timely basis, in light of the requirements of the Securities Act and any other applicable laws and regulations; and provided, further, that the obligation of the Company to effect such registration and/or cause such registration statement to become effective, may be postponed for (1) such period of time when the financial statements of the Company required to be included in such registration statement are not available (due solely to the fact that such financial statements have not been prepared in the regular course of business of the Company) or (2) any other bona fide corporate purpose, but then only for a period not to exceed 90 days;

                           (B) prepare and file with the Commission such
                  amendments and post-effective amendments to a registration statement as may be necessary to keep such registration statement effective until the earliest of (i) the date as of which Rightsholders may sell the Registerable Securities covered by such registration statement without restriction pursuant to Rule 144(k) promulgated under the Securities Act, or (ii) the date upon which the Rightsholders have sold all the Registerable Securities covered by such registration statement or (iii) if any Warrantholder shall have failed to exercise its Warrants with respect to Registrable Securities included in the registration statement as required by Subparagraph 10(d)(ii)(C) on or before the first trading day after the effective date of such registration statement, the second trading day after the effective date of the (the "REGISTRATION PERIOD"); and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 promulgated under the Securities Act, up until the Registration Period; and otherwise comply with the provisions of the Securities Act with respect to the disposition of all Registerable Securities covered by such registration statement during the applicable period in accordance with the intended method(s) of disposition of such Registerable Securities set forth in such registration statement, prospectus or supplement to such prospectus;

                           (C) notify the Rightsholders whose Registerable
                  Securities are included in such registration statement and the managing underwriter(s), if any, of an underwritten offering of any of the Registerable Securities included in such registration statement, and confirm such advice in writing,
                  (1) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information,
                  (3) of the issuance by the Commission of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by subclause (1) of clause 10(d)(i)(J) hereof cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registerable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the registration statement or prospectus so that such registration statement, prospectus or document incorporated by reference will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                           (D) make reasonable efforts to obtain the withdrawal
                  of any order suspending the effectiveness of such registration statement at the earliest possible moment and to prevent the entry of such an order;

                           (E) use reasonable efforts to register or qualify the
                  Registerable Securities included in such registration statement under such other securities or blue sky laws of such jurisdictions as any Rightsholder whose Registerable Securities are included in such registration statement reasonably requests in writing and do any and all other acts and things which may be necessary or advisable to enable such Rightsholder to consummate the disposition in such jurisdictions of such Registerable Securities; provided, that the Company will not be required to (1) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (E), (2) subject itself to taxation in any such jurisdiction or (3) take any action which would subject it to general service of process in any such jurisdiction;

                           (F) make available for inspection by each
                  Rightsholder whose Registerable Securities are included in such registration, any underwriter(s) participating in any disposition pursuant to such registration statement, and any representative, agent or employee of or attorney or accountant retained by any such Rightsholder or underwriter(s) (collectively, the "INSPECTORS"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS") as shall be reasonably necessary to enable them to exercise their due diligence responsibility (or establish a due diligence defense), and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration statement; provided, that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors, unless (1) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (2) the disclosure of such Records is required by any applicable law or regulation or any governmental regulatory body with jurisdiction over such Rightsholder or underwriter; provided, further, that such Rightsholder or underwriter(s) agree that such Rightsholder or underwriter(s) will, upon learning the disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                           (G) cooperate with the Rightsholder whose
                  Registerable Securities are included in such registration statement and the managing underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Registerable Securities to be sold thereunder, not bearing any restrictive legends, and enable such Registerable Securities to be in such denominations and registered in such names as such Rightsholder or any managing underwriter(s) may reasonably request at least two business days prior to any sale of Registerable Securities;

                           (H) comply with all applicable rules and regulations
                  of the Commission and promptly make generally available to its security holders an earnings statement covering a period of twelve months commencing, (1) in an underwritten offering, at the end of any fiscal quarter in which Registerable Securities are sold to underwriter(s), or (2) in a non-underwritten offering, with the first month of the Company's first fiscal quarter beginning after the effective date of such registration statement, which earnings statement in each case shall satisfy the provisions of Section 11(a) of the Securities Act;

                           (I) provide a CUSIP number for all Registerable
                  Securities not later than the effective date of the registration statement relating to the first public offering of Registerable Securities of the Company pursuant hereto;

                           (J) enter into such customary agreements (including
                  an underwriting agreement in customary form) and take all such other actions reasonably requested by the Rightsholders holding a majority of the Registerable Securities included in such registration statement or the managing underwriter(s) in order to expedite and facilitate the disposition of such Registerable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (1) make such representations and warranties, if any, to the holders of such Registerable Securities and any underwriter(s) with respect to the registration statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriter(s) in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Company and updates thereof addressed to each such Rightsholder and the underwriter(s), if any, with respect to the registration statement, prospectus and documents incorporated by reference, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Rightsholder and underwriter(s), (3) obtain a "cold comfort" letter and updates thereof from the Company's independent certified public accountants addressed to such Rightsholder and to the underwriter(s), if any, which letters shall be in customary form and cover matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings and (4) deliver such documents and certificates as may be reasonably requested by the Rightsholders holding a majority of such Registerable Securities and managing underwriter(s), if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; each such action required by this clause (J) shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder; and

                           (K) if requested by the holders of a majority of the
                  Registerable Securities included in such registration statement, use its best efforts to cause all Registerable Securities which are included in such registration statement to be listed, subject to notice of issuance, by the date of the first sale of such Registerable Securities pursuant to such registration statement, on each securities exchange, if any, on which securities similar to the Registered Securities are listed.

                  (ii) Obligations of Rightsholder. In connection with any registration of Registerable Securities of a Rightsholder pursuant to Paragraphs 10(b) or 10(c) hereof:

                           (A) The Company may require that each Rightsholder
                  whose Registerable Securities are included in such registration statement furnish to the Company such information regarding the distribution of such Registerable Securities and such Rightsholder as the Company may from time to time reasonably request in writing;

                           (B) Each Rightsholder, upon receipt of any notice
                  from the Company of the happening of any event of the kind described in subclauses (2), (3), (5) and (6) of clause 10(d)(i)(C), shall forthwith discontinue disposition of Registerable Securities pursuant to the registration statement covering such Registerable Securities until such Rightsholder's receipt of the copies of the supplemented or amended prospectus contemplated by subclause (1) of clause 10(d)(i)(C), or until such Rightsholder is advised in writing (the "ADVICE") by the Company that the use of the applicable prospectus may be resumed, and until such Rightsholder has received copies of any additional or supplemental filings which are incorporated by reference in or to be attached to or included with such prospectus, and, if so directed by the Company, such Rightsholder will deliver to the Company (at the expense of the Company) all copies, other than permanent file copies then in the possession of such Rightsholder, of the current prospectus covering such Registerable Securities at the time of receipt of such notice; the Company shall have the right to demand that such Rightsholder or other holder verify its agreement to the provisions of this clause (B) in any Rightsholder Piggy-Back Notice of the Rightsholder or in a separate document executed by the Rightsholder; and

                           (C) If such Rightsholder shall not have exercised its
                  Warrants with respect to Warrant Shares to be included in a Demand Registration, such Rightsholder shall exercise its Warrants with respect to such Warrant Shares on or before the first trading day after the registration statement filed pursuant to such Demand Registration shall have been declared effective.

                  (e) Registration Expenses. All expenses incident to the performance of or compliance with this Warrant Certificate by the Company, including, without imitation, all registration and filing fees of the Commission, National Association of Securities Dealers, Inc. and other agencies, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registerable Securities), rating agency fees, printing expenses, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing, if any, of the Registerable Securities on any securities exchange and fees and disbursements of counsel for the Company and the Company's independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incidental to such performance), Securities Act or other liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, the fees and expenses of any other person retained by the Company, and in the case of the Initial Demand Registration, the reasonable fees and expenses of one counsel for the Rightsholders, up to a maximum total amount of $10,000 (but not including any underwriting discounts or commissions attributable to the sale of Registerable Securities or other out-of-pocket expenses of the Rightsholders, or the agents who act on their behalf, unless reimbursement is specifically approved by the Company) (all such expenses are herein referred to as "REGISTRATION EXPENSES") will be borne by the Company with respect to only the Initial Demand Registration and Piggyback Registrations pursuant to Subparagraphs 10(b)(iv) and 10(c)(ii), respectively. Registration Expenses incurred in connection with each Subsequent Demand Registration shall be born by the Rightsholders whose Registerable Securities are included within such Subsequent Demand Registration, allocable to each Rightsholder's Registerable Securities included therein pursuant to Subparagraph 10(b)(iv). The Company shall not be responsible for the payment of any underwriter's discount, commission or selling concession in connection with any of the Registerable Securities in any of Demand Registrations or Piggy-Back Registrations.

         (f)      Indemnification: Contribution.

                  (i) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, each Rightsholder, its officers and directors and each person who controls such Rightsholder (within the meaning of the Securities Act), if any, and any agent thereof against all losses, claims, damages, liabilities and expenses incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation (including reasonable attorney's fees and expenses of investigation) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same arise out of or are based upon, any such untrue statement or omission based upon information with respect to such Rightsholder furnished in writing to the Company by such Rightsholder expressly for use therein.

                  (ii) Indemnification by Rightsholder. In connection with any registration statement in which a Rightsholder is participating, each such Rightsholder will be required to furnish to the Company in writing such information with respect to such Rightsholder as the Company reasonably requests for use in connection with any such registration statement or prospectus, and each Rightsholder agrees to the extent it is such a holder of Registerable Securities included in such registration statement, and each other such holder of Registerable Securities included in such Registration Statement will be required to agree, to indemnify, to the full extent permitted by law, the Company, the directors and officers of the Company and each person who controls the Company (within the meaning of the Securities Act) and any agent thereof, against any losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact or any omission or alleged omission of a material fact necessary, to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to such Rightsholder or other holder furnished in writing to the Company expressly for use therein.

                  (iii) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Paragraph 10(f) of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Warrant Certificate, such indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve the indemnifying party from any liability which the indemnifying party may have to any indemnified party (A) hereunder, unless the indemnifying party is actually prejudiced thereby, or (B) otherwise than under this Paragraph 10(f). In case any such action, suit or proceeding shall be brought against any indemnified party, and the indemnified party shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to the indemnified party, and the obligation to pay all expenses relating thereto. The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless
         (A) the indemnifying party has agreed to pay such fees and expenses,
         (B) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses relating thereto or (C) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party; it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the indemnified party, which firm shall be designated in writing by the indemnified party).

                  (iv) Contribution. If the indemnification provided for in this Paragraph 10(f) from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (A) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages. liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in Subparagraph 10(f)(v), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Subparagraph 10(f)(iv) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in clauses (A) and (B) of the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (v) Limitation. Anything to the contrary contained in this Paragraph 10(f) or in Paragraph 10(g) notwithstanding, no holder of Registerable Securities shall be liable for indemnification and contribution payments aggregating an amount in excess of the maximum amount received by such holder in connection with any sale of Registerable Securities as contemplated herein.

         (g) Participation in Underwritten Registration. No Rightsholder may participate in any underwritten registration hereunder unless such Rightsholder
(i) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and to comply with Regulation M under the Exchange Act and
(ii) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangement; provided, that all such documents shall be consistent with the provisions of Paragraph 10(e).

11.      REDEMPTION.

         (a) Right to Redeem. Commencing on July 1, 2006, the Company may redeem the Warrants, in whole or in part, on not less than thirty (30) days' prior written notice at a redemption price of $0.75 per Warrant, provided the average of the closing sale price of the Common Stock as reported on the Nasdaq Stock Market, if traded thereon, or if not traded thereon, the average closing sale price if listed on a national securities exchange (or other reporting system that provides last sale prices), has been at least) 200% of the Purchase Price (as adjusted pursuant to Paragraph 3 above) for a period of 20 consecutive trading days ending on the third day prior to the date on which the Company gives notice of redemption. The redemption price shall be adjusted consistent with the provisions of Paragraph 3 above. Any redemption in part shall be made pro rata to all Warrantholders.

         (b) Notice of Redemption. If the Company desires to redeem any of the Warrants, it shall mail a notice of redemption to each of the Warrantholders of the Warrants to be redeemed, first class, postage prepaid, at their respective addresses appearing in the Warrant register, not later than the 30th day before the date fixed for redemption. The notice of redemption shall specify (i) the redemption price, (ii) the date fixed for redemption (the "REDEMPTION DATE"),
(iii) the place where the Warrants shall be delivered and the redemption price paid. Any such notice mailed in the manner provided herein shall be conclusively presumed to have been duly given in accordance with this Agreement whether or not the registered holder receives such notice. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceedings for such redemption except as to a registered Warrantholder (i) to whom notice was not mailed or (ii) whose notice was defective. An affidavit of the Warrant Agent or the Secretary or Assistant Secretary of the Company that notice of redemption has been mailed shall, in the absence of fraud, be prima facie evidence of the facts state therein. Holders of the Warrants will have exercise rights until the close of business on the day immediately preceding the date fixed for redemption.

         (c) Expiration of Rights under Warrants. Any right to exercise a Warrant that has been called for redemption shall terminate at 3:00 p.m. (New York, New York time) on the business day immediately preceding the Redemption Date. On and after the Redemption Date, Warrantholders of the redeemed Warrants shall have no further rights except to receive, upon surrender of the redeemed Warrant, the redemption price specified in the redemption notice.

         (d) Right to Receive Redemption Price. From and after the Redemption Date, the Company shall, at the place specified in the notice of redemption, upon presentation and surrender to the Company by or on behalf of the registered Warrantholder of one or more Warrants to be redeemed deliver or cause to be delivered to or upon the written order of such Warrantholder a sum in cash equal to the redemption price of each such Warrant. From and after the Redemption Date and upon the deposit or setting aside by the Company of a sum sufficient to redeem all the Warrants called for redemption, such Warrants shall expire and become void and all rights hereunder and under the Warrants, except the right to receive payment of the redemption price, shall cease.

12. EXPIRATION. Unless as hereinafter provided, the right to exercise these Warrants shall expire at the Expiration Date.

13. MISCELLANEOUS. This Warrant Certificate and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This certificate is deemed to have been delivered in the State of New York and shall be construed and enforced in accordance with and governed by the laws of such State. The headings in this Warrant Certificate are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. In case any one or more of the provisions of this Warrant Certificate shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant Certificate shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant Certificate.





                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

                           AMERICAN VANTAGE COMPANIES
                               WARRANT CERTIFICATE

                                 SIGNATURE PAGE


         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed by its authorized officer as of the date first indicated above.


                                        AMERICAN VANTAGE COMPANIES

                                        By: /s/ Ronald J. Tassinari
                                              --------------------------
                                                Ronald J. Tassinari
                                                Chief Executive Officer

                             FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To: AMERICAN VANTAGE COMPANIES

The undersigned is the Holder of Warrant Certificate No. _______ (the "WARRANT CERTIFICATE") issued by American Vantage Companies, a Nevada corporation (the "COMPANY"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Warrant Certificate.

1. The Warrant is currently exercisable to purchase a total of ______________ Warrant Shares.

2. The undersigned Warrantholder hereby exercises its right to purchase _________________ Warrant Shares pursuant to the Warrant Certificate.

3. The Warrantholder shall pay the sum of $____________ to the Company in accordance with the terms of the Warrant Certificate.

4. Pursuant to this exercise, the Company shall deliver to the Warrantholder _______________ Warrant Shares in accordance with the terms of the Warrant Certificate.

5. Following this exercise, the Warrant shall be exercisable to purchase a total of ______________ Warrant Shares.



Dated:                      ,       Name of Holder:
       ---------------------

                                    (Print)

                                    By:
                                      ----------------------------------------
                                    Name:
                                      ----------------------------------------
                                    Title:
                                     -----------------------------------------

                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                                 ASSIGNMENT FORM


                      FOR VALUE RECEIVED,___________________________________
                                        (Please type or print in block letters)
hereby sells, assigns and transfers unto:

            Name:
                      ---------------------------------------------------------
                       (Please type or print in block letters)
        Taxpayer
  Identification
          Number:
                      ---------------------------------------------------------

         Address:
                      ---------------------------------------------------------





this Warrant Certificate and the Warrants represented by Warrant Certificate No. _____ to the extent of ________________ Warrants and does hereby irrevocably constitute and appoint ___________________________ Attorney-in-Fact, to transfer the same on the books of the Company with full power of substitution in the premises.

            Dated:
                           --------------------------------------------



            Signature:
                           ----------------------------------------------------

                           (Signature must conform in all respects to the name of the Warrantholder as set forth on the face of this Warrant Certificate.)